New York Financial Community Meetings January 9, 2014 Exhibit 99.1

Regarding Forward-Looking Statements
1

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding
NJR’s dividend growth goal, NJR's net financial earnings (NFE) for fiscal 2014, forecasted contribution of business segments to fiscal 2014, long-term financial goals, growth initiatives and NFE forecasts of NJR, expected contribution by new customers of New Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, new sources of utility gross margin at NJNG for 2014 through 2017, Solar Renewable Energy
Certificate (SREC) prices, NJR’s effective tax rate, estimated capital expenditures in fiscal 2014 and beyond by NJNG and NJRCEV, planned natural gas vehicle (NGV) stations, the diversification of NJRCEV’s strategy, the impact of the Two Dot Wind farm on earnings, and NJRES’ growth opportunities include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions;
demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient
Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for
ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP); the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors”
section our Annual Report on Form 10-K filed on November 26, 2013  with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec.gov.  Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures
2

This presentation includes the non-GAAP measures net financial earnings (losses), financial margin and utility gross margin. As an indicator of the
Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other.
Management uses net financial earnings (NFE), financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, filed on
November 26, 2013. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal 2013 - Highlights of a Challenging Year
Achieved our 22
nd
consecutive year of higher NFE; increased
dividend for the 18
th
consecutive year
Despite Superstorm Sandy, added 11 percent more new utility
customers than fiscal 2012
Invested $60 million in solar and recently announced first wind project
NJRES nearly doubled its NFE from fiscal 2012
Generator sales and equipment installations led to improved Home
Services results
Established a platform to support long-term growth

NJR Delivered Improved Performance in the Quarter and
Fiscal Year

Company
2013 2012 2013 2012
New Jersey Natural Gas $(3.1) $(5.2) $73.8 $73.2
NJR Energy Services (2.2) (7.3) 19.3 10.8
NJR Clean Energy 1.0 (1.4) 10.1 19.5
NJR Midstream 1.6 1.3 7.2 6.8
NJR Home Services/Other 2.5 1.5 3.3 2.1
Total $(0.2) $(11.1) $113.7 $112.4
Per basic share $(.01) $(.27) $2.73 $2.71
September 30, September 30,

Despite Superstorm Sandy, NJNG Delivered Improved
Results

Approximately 75 percent of Sandy customers back
$26.1 million invested in system restoration
Will seek recovery in November 2015 base rate case
$14.8 million in deferred O&M costs
(Thousands)
2013 vs. 2012
Customer Impact $3,221
AIP 821
SAVEGREEN 1,018
Superstorm Sandy (3,362)
Total $1,698
Change in NJNG Gross Margin

Fiscal 2013 Segment Results

NJR Energy Services -- Benefited from pockets of cold winter and hot summer weather
NJR Midstream -- Improvement from lower expenses and
improved performance at Iroquois Pipeline
NJR Clean Energy Ventures -- Lower capital spending due to
grid-connected approval process
NJR Home Services -- Higher results from increased generator sales and equipment installations

7 Fiscal 2013 Net Financial Earnings 7 Net Financial Earnings Per Share

Goal is to grow dividend 5 percent annually
Growing and Sustainable Dividend
* Current annual rate
** Based on NJR net financial earnings
*** Peer group average based on 2013 earnings estimates and indicated dividend from Bloomberg. Peer group:   ATO, GAS, LG,
NWN, PNY, SJI,  SWX, VVC and WGL

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
2007 2008 2009 2010 2011 2012 2013 2014*
$1.01
$1.12
$1.24
$1.36
$1.44
$1.54
$1.62
$1.68
Dividend Growth
0%
16%
33%
49%
65%
2007 2008 2009 2010 2011 2012 2013
Peer Group***
48%
50%
52%
55%
56%
57%
59%
63%
Payout Ratio**

Fiscal 2014 NFE Per Share Guidance - $2.75 to $2.95

Regulated businesses expected to contribute
65-80 percent of total NFE
New Jersey
Natural Gas
60-70%
NJR Midstream
5-10%
NJR Clean Energy
Ventures
10-20%
NJR Home
Services
2-5%
NJR Energy
Services
5-15%

4 to 7 Percent Average Long-Term Annual NFE
Growth Strategies
Regulated Businesses
Significant increase in NJNG
regulated infrastructure
investments
Diversified sources of NJNG
gross margin
November 2015 base
rate filing
Targeted growth from
NJR Midstream
Non-Regulated Businesses
Diversify clean energy
portfolio
Expand onshore wind
investments
Steady contributions from
NJR Energy Services
Expanded products and
markets at NJR Home Services

7,456 new customers in fiscal
2013,
year; highest number since 2008
3,627 new construction
customers;
up 27 percent over
last year
3,829 conversions from other
fuels;
51 percent of total

NJNG Customer Growth Estimated to Add $3.9 Million of
Utility Gross Margin Annually
Over next two fiscal years, NJNG expects to add
14,000-16,000 new customers
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
FY08 FY09 FY10 FY11 FY12 FY13
7,175
5,841
6,189
6,783
6,704
7,456
New Construction Conversions
619 existing customer heat
conversions
in fiscal 2013
up 11 percent over last

Key Trends Support Future Customer Growth
Sources for new construction: Arthur D. Little, Harte Hanks and NJNG
Source for Population change: US Census Bureau
Source for Fuel Pricing: US Energy Information Administration. * Data as of November
2013. Based on 100,000 comparable BTUs
Demographics Fuel Pricing
0.0%
5.0%
10.0%
15.0%
NJ Morris Monmouth Ocean
4.5%
4.7%
2.5%
12.8%
Population Change 2000-2010
$0.00
$0.75
$1.50
$2.25
$3.00
$3.75
$4.50
$5.25
$6.00
NJNG Fuel Oil Propane Electricity
$1.08
$2.99
$4.21
$4.40
Equivalent Cost Value for Customers *
Non Heat
6,900
On Main
37,749
Near Main
28,974
Off Main
47,840
Future Conversions
2014-
2017
17,350
2019-
Buildout
66,993
Future New Construction

Capital of Over $1 Billion Drives Long-Term Growth
NJNG Expects Base Rate Case Resolution by Fiscal 2017

NJNG Capital Investment Estimates
($mm)
2009-
2012
Actual
2013A 2014E 2015E 2016E 2017E Total
Customer Growth
$79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2
Maintenance/Other
177.4 42.5 63.3 55.9 48.1 40.6
427.8
AIP/SAFE
136.7 45.3 31.6 33.7 39.1 - 286.4
Superstorm Sandy
- 26.1 5.3 5.2 - - 36.6
NGV Advantage
- 1.0 9.0 - - - 10.0
NJ RISE
- - 4.6 13.0 12.0 12.0 41.6
Liquefaction/LNG
- - 16.0 16.3 3.4 - 35.7
Southern Reliability
- - 2.3 12.3 80.6 34.8 130.0
SAVEGREEN
36.5 24.0 42.5 42.5 - -
145.5
Total
$430.0 $163.4 $199.3 $204.5 $208.7 $112.9 $1,318.8

Current NJNG Infrastructure Investments

SAFE
(Safety Acceleration and Facility Enhancement Program) - $130 million over four years to replace 276 miles of cast iron and unprotected steel main
FISCAL 2014
GOAL:
Invest $32 million, complete 79 miles of replacement
pipe
Superstorm Sandy -
Range of $35 to $40 million over three years
FISCAL 2014
GOAL:
Deploy $5 million for continuing system restoration
NGV Advantage –
Invest $6 - $8 million already committed to three refueling
stations
FISCAL 2014
GOAL:
Open CNG stations to public
SAVEGREEN –
Promotes customer investment in high-efficiency heating
equipment; invest up to $85 million over the next two years
FISCAL 2014
GOAL:
Implement and expand program offerings to
residential and commercial customers

Planned NJNG Infrastructure Capital Projects
NJ RISE
(Reinvestment in System Enhancement) - $102 million
NJNG storm response plan filed with NJ BPU on September 3, 2013
Additional pipe to barrier islands and excess flow valves
FISCAL 2014 GOAL:
Develop regulatory review process; establishes
timetable for NJ BPU decision
Liquefaction Facility/LNG Upgrades -
$35.7 million
Reduces LNG transportation costs and creates customer savings
FISCAL 2014 GOAL:
Invest $16 million in equipment; completion by
fiscal 2016
Southern Reliability Link (SRL) -
$130 million
Adding high-pressure natural gas pipeline to support reliability, diversify supplier base and support growth in Ocean County
FISCAL 2014
GOAL:
Finalize route selection and engineering design; submit
engineering studies to NJ BPU

Diversified and Growing NJNG Gross Margin Incremental utility gross margin expected to more than double by fiscal 2017 16

Targeted Growth from Regulated NJR Midstream
Current investments provide 5 to 10 percent of NFE
Strategic Marcellus location supports value
Leverage customer contacts to identify new opportunities

Iroquois Pipeline
5.53 percent interest in gas pipeline
to serve the Northeast market
Steckman Ridge
50/50 joint venture with Spectra Energy
12 Bcf natural gas storage facility in SW PA

Clean Energy Portfolio Strategy
Renewable Portfolio Standard (RPS) provides a growing source of demand
62 MW inventory of grid-connected projects over next three years
Sunlight Advantage residential solar program
Eliminate reliance on solar ITC by January 2017
Currently estimate approximately 174,000 SRECs by fiscal 2017
Solar investments beyond 2017 depend on market conditions
FISCAL 2014 GOALS:
Solar spending of $60-$95 million
One or two onshore wind projects in the 20-70 MW range

Continue to diversify into onshore wind projects and other clean energy investments

Clean Energy Portfolio Diversification: Onshore Wind
Why are we doing this?
Supports NJR’s electric strategy
Earnings growth opportunities supported by long-term Power Purchase
Agreements (PPAs) with annuity-like returns
29 states and the District of Columbia have RPS
Tax credits are production based
How will growth continue?
Increase SREC revenue; higher prices and volume
Invest in onshore wind projects and other clean energy investments
Regulated earnings growth

Clean Energy Portfolio Diversification:  Two Dot Wind Farm
Announced on October 23, 2013
9.7 MW utility scale wind farm project
located in Montana, east of Helena
Approximately $22 million investment;
PTC eligible
25-year PPA in place to sell power
to NorthWestern Energy to support their
RPS requirement
Strong partners - GE, Mortenson
Construction, etc.
Current Status:
Construction work underway
All turbines to be on site in December
Commercial operations on track for
summer 2014

NJR expects Two Dot to contribute to earnings in
fiscal fourth quarter 2014

NJRES: Growth Opportunities in a Changing Market
Portfolio restructured to succeed in current market
Growth opportunities from physical natural gas and producer services
Providing energy solutions for diverse customers in the Marcellus Shale and other natural gas regions
Producers, Utilities, Power Generators,
Pipelines and Industrials
Holds 1.1 Bcf/day of firm transportation
and more than 33 Bcf of storage
throughout the U.S. and Canada
5 to 15 percent of total NFE
fiscal 2014

NJR Home Services: Retail Solutions for Customer Comfort
Majority of earnings derived from service contracts
Approximately 121,000 service contract customers
Expanded array of services now offered
Whole-house electric and plumbing contracts
Standby generator contracts
Air conditioning
Generators
Brand recognition provides
confidence
2 to 5 percent of total NFE
in fiscal 2014

NJR Affirms Long-Term Financial Goals
Achieve average long-term NFE growth of 4 to 7 percent
Significant capital investment in regulated business to support customer growth and maintain safe, reliable and resilient service
New customers and regulatory initiatives generate significant NJNG utility gross margin growth
Provide annual dividend growth of at least 5 percent
Targeted payout ratio of 60 to 65 percent
Expect at least 65 to 80 percent of earnings from Regulated Businesses
Supported by constructive and collaborative regulatory relationships

Delivering consistent net financial
earnings and dividend growth
Investing significantly in NJNG’s
infrastructure to enhance system reliability
Diversifying and growing NJNG’s gross
margin
Committing capital to clean energy
portfolio
Growing other energy-related, non-utility
businesses
NJR Will Continue to Meet Customer and Investor
Expectations

New York Financial Community Meetings January 9, 2014